UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 20, 2023
__________________________________________
Cimpress plc
(Exact Name of Registrant as Specified in Its Charter)
__________________________________________

Ireland	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building D,	Xerox Technology Park
A91 H9N9
Dundalk, Co. Louth
Ireland
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: +353 42 938 8500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Ordinary Shares, nominal value per share of €0.01	CMPR	NASDAQ	Global Select Market

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2023, Cimpress plc entered into executive retention agreements with Robert Keane, Chief Executive Officer of Cimpress and Chairman; Sean Quinn, Executive Vice President and Chief Financial Officer; Maarten Wensveen, Executive Vice President and Chief Technology Officer; and Florian Baumgartner, Executive Vice President and Chief Executive Officer of Vista. For Messrs. Keane, Quinn, and Wensveen, these executive retention agreements amend and restate the executive retention agreements they previously entered into, which previous agreements contained outdated references to compensation programs that have changed or are no longer in place. The amended and restated executive retention agreements reflect Cimpress' current compensation programs and provide flexibility to accommodate future compensation programs, while making no material changes to the economics and benefits of the previous agreements.

Under the executive retention agreements, if Cimpress terminates an executive officer's employment without cause (as defined in the agreement) or the executive officer terminates his employment for good reason (as defined in the agreement), then he is entitled to receive the following:

•A lump sum severance payment equal to two years' base salary and 200% of any annual cash incentive award in the case of Mr. Keane, and one year's base salary and 100% of any annual cash incentive award in the case of the other three executive officers. The annual cash incentive award portion of this severance payment is based on the amount the executive officer would receive if the applicable performance criteria, if any, were achieved at target levels.

•With respect to any outstanding annual cash incentive award, payment of a pro rata portion of the award (assuming achievement of the applicable performance criteria, if any, at target levels) based on the number of days elapsed from the beginning of the then current fiscal year until the date of termination, less any amount previously paid to the executive under such award.

•With respect to any outstanding multi-year cash incentive award, payment of a pro rata portion of the award (assuming achievement of the applicable performance criteria, if any, at target levels) based on the number of days elapsed from the beginning of the then current performance period until the date of termination, less any amount previously paid to the executive under such award.

•The continuation of all other employment-related benefits for two years after termination for Mr. Keane and one year after termination for the other three executive officers.

•If the termination occurs within 12 months after a change in control of Cimpress, then each of the executive officer's share option awards remains exercisable until the earlier of 12 months after termination or the original expiration date of the award.

The executive retention agreements also provide that if there is a change in control of Cimpress plc or if the executive officer’s employment is terminated within 180 days before a change in control of Cimpress plc (other than a termination by Cimpress for cause or a resignation by the executive without good reason), then effective upon the date of the change in control:

•all equity awards granted to the executive officers will accelerate and become fully vested (other than any performance share unit awards granted to the executive before December 31, 2022, for which the change in control provisions of the award agreements will govern);

•the performance criteria (if any) applicable to any outstanding annual or multi-year cash incentive awards will be deemed satisfied at 100% of the target levels of performance for such awards, and the executive officers will be entitled to receive 100% of the target amount of each such annual or multi-year award, less any amount previously paid to the executive under such awards; and

•solely in the case of Mr. Keane, if Mr. Keane is required to pay any excise tax pursuant to Section 4999 of the U.S. Internal Revenue Code as a result of compensation payments made to him, or benefits he obtained (including the acceleration of equity awards), in connection with a change in ownership or control of Cimpress plc, he will be entitled to receive a gross-up payment equal to the amount of such excise tax plus any additional taxes attributable to such gross-up payment. However, if reducing Mr. Keane's compensation payments by up to $50,000 would eliminate the requirement to pay an excise tax under

Section 4999, then Cimpress has the right to reduce the payment by up to $50,000 to avoid triggering the excise tax and thus avoid providing gross-up payments to Mr. Keane.The excise tax gross-up provision in Mr. Keane’s amended and restated executive retention agreement is unchanged from the version in his previous executive retention agreement.

The foregoing is not a complete description of the executive retention agreements and is qualified by reference to the full text and terms of the agreements, which are filed as exhibits to this report and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

Exhibit
No.	Description
10.1	Second Amended and Restated Executive Retention Agreement between Cimpress plc and Robert Keane dated February 20, 2023
10.2	Form of Amended and Restated Executive Retention Agreement between Cimpress plc and each of Sean Quinn and Maarten Wensveen
10.3	Executive Retention Agreement between Cimpress plc and Florian Baumgartner dated February 1, 2023
104	Cover Page Interactive Data File, formatted in iXBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 23, 2023	Cimpress plc

By:	/s/ Sean E. Quinn
Sean E. Quinn
Executive Vice President and Chief Financial Officer